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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2002



                            COLD METAL PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     New York                       1-12870                 16-1144965
  (State of incorporation)          (Commission             (IRS Employer
                                    File Number)            Identification No.)


     2200 Georgetown Drive, Suite 301,
     Sewickley, Pennsylvania                                       15143-8752
     (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (724) 933-3445




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On August 16, 2002 Registrant and its wholly owned subsidiary, Alkar Steel Corporation, each filed voluntary petitions for relief under Chapter 11 of Title 11, United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division, as Cases Number 02-43619 and 02-43620, respectively. Pursuant to Sections 1107 and 1108 of the Bankruptcy Code, each of Registrant and its subsidiary remains in possession of its assets and continues to operate as a debtor in possession.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 16, 2002 Registrant issued a press release regarding closure of Registrant's facilities in Youngstown, Ohio and Indianapolis, Indiana as well as its petition for relief under the Bankruptcy Code. Attached as Exhibit 99.1 is the press release referred to in this paragraph.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit No.        Description

                       99.1          Press release dated August 16, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                     COLD METAL PRODUCTS, INC.


                                     By:   /s/ Joseph C. Horvath
                                         --------------------------------------
                                              Joseph C. Horvath
                                     Vice President and Chief Financial Officer


Date:    August 16, 2002



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                                  EXHIBIT INDEX


          Exhibit No.                Description
          -----------                -----------

               99.1                  Press Release dated August 16, 2002